Investor Presentation March 2022

centerspacehomes.com 2 SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value-add and redevelopment opportunities, the failure of our property acquisitions and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10- K for the period ended December 31, 2021. We assume no obligation to update or supplement forward- looking statements that become untrue due to subsequent events.

centerspacehomes.com 3 Strong Operating Results Driven by Consistent Occupancy and Accelerating Rent Growth  Same-store lease over lease growth was 5.8% in Q4 compared to 10.8% in Q3 2021 and (3.6)% in Q4 2020  Same-store renewal lease growth accelerated to 7.8% in Q4 compared to 7.2% in Q3 2021 and 2.3% in Q4 2020  Same-store occupancy steady at 93.4% in Q4 compared to 95.0% in Q4 2020 Acquisition and Disposition Activity Continues  January 2022 acquisition of 4 communities in Minneapolis, Minnesota consisting of 397 homes for an aggregate purchase price of $114.5 million  December 2021 acquisition of 176 homes in Denver, Colorado for an aggregate purchase price of $63.0 million  September 2021 acquisition of 2,696 homes in Minneapolis and St. Cloud for a purchase price of $359.9 million financed with issuance of convertible preferred operating partnership units and favorable long-term debt Operating Initiatives Progress to Enhance Customer Experience and Margin Enhancement  Technology implementation underway to further operating efficiencies across the portfolio  Value add opportunities include unit and common area renovations as well as adding amenities such as clubhouses, fitness centers, dog parks and package locker solutions Better Every Days A lot has changed since our business began, and the change of our name to Centerspace is a reflection of who we have become. The rebrand of the company reflects our mission to provide great homes for our residents, our teams, and our investors. It is about coming together for the benefit of everyone – something in which each and every member of our team believes. CENTERSPACE B u i l d i n g o n a S t r o n g F o u n d a t i o n

centerspacehomes.com 4 Differentiated Markets Strong Midwest markets led by Minneapolis and Denver Nashville a new target market Internal Growth Opportunity Enhanced operating platform Value-Add Opportunity Deep value-add pipeline Balance Sheet Flexibility Strong balance sheet with sufficient liquidity to capitalize on future opportunities Experienced Leadership High caliber management and board executing a sound strategic plan COMPANY SNAPSHOT F o c u s e d o n G r o w t h i n M u l t i f a m i l y PORTFOLIO SUMMARY  Founded in 1970, celebrating over 50 Years  Apartment owner/operator with 14,840 homes  Publicly traded since 1997  Portfolio transformation from diversified to focused multifamily from 2017-2019  Total capitalization of $2.9 billion(1)  Added to the S&P SmallCap 600 Index in 2020 (1) See page 197for breakdown 0% 50% 100% 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 Multifamily and Other % of Gross Real Estate Assets Multifamily Other

centerspacehomes.com 5 Region Homes Q4 Avg. Rev per Occ. Home(1) Denver, CO 1,888 $1,959 Minneapolis, MN (2) 5,292 $1,504 North Dakota 2,421 $1,178 Omaha, NE 1,370 $1,094 Rochester, MN 1,121 $1,620 St. Cloud, MN 1,525 $1,297 Other Mountain West(3) 1,221 $1,241 Total / Average 14,840 $1,437 (4) Multifamily Acquisitions and Dispositions Since 2017 % of NOI by Market – September 2021 vs 2017 (4)  Acquired 32 new communities in our target markets for $1.3 billion  $355 million in dispositions including 35 communities as we reduce our exposure to less efficient communities in lower- growth markets Percent of NOI by State (4) 5% 52% 3% 6% 20% 14% Denver Minneapolis St. Cloud Rochester Billings Bismarck Minot Rapid City Grand Forks Omaha Target Markets Nashville New Target Market PORTFOLIO OVERVIEW D i f f e r e n t i a t e d P o r t f o l i o - S t r o n g M i d w e s t M a r k e t s (1) Average monthly revenue per occupied home is defined as total rental revenues divided by the financial occupancy of apartment homes for the period (2) Includes recent 2022 acquisitions (3) Includes Rapid City, SD and Billings, MT (4) Proforma including 2022 acquisitions 0% 10% 20% 30% 40% Minneapolis Denver Rochester St. Cloud Omaha ND Market Other Mountain West 2021 2017

centerspacehomes.com 6 Range for 2022 2021 Actual Low High Mid-Point Earnings per Share $(0.47) $(0.41) $(0.16) $(0.29) Revenue $166,326 6.00% 8.00% 7.00% Total Expenses $67,306 3.50% 5.00% 4.25% NOI $99,020 8.00% 10.00% 9.00% FFO per Share $3.54 $4.25 $4.50 $4.38 Core FFO per Share $3.99 $4.33 $4.57 $4.45 2022 FINANCIAL OUTLOOK F u l l Y e a r O u t l o o k Outlook: February 2022  Same-store capital expenditures of $925 per home to $975 per home  Value-add expenditures of $21.0 million to $24.0 million  Investments of $114.5 due to the January 2022 acquisitions of four communities in Minneapolis, Minnesota

centerspacehomes.com 7 OPERATIONS UPDATE L e a s i n g T r e n d s R e m a i n S t r o n g i n t o L e a s i n g S e a s o n 6.8% 6.6% 5.8% 10.8% 10.0% 0.7% 9.1% 9.6% 7.8% 7.2% 5.6% 4.0% 7.7% 7.5% 6.4% 9.0% 7.5% 2.0% February 2022 January 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 New Renewal Blended Occupancy February 2022 January 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 93.7% 93.9% 93.4% 94.3% 94.9% 94.9%

centerspacehomes.com 8 MSP and KMS T h e S e p t e m b e r 2 0 2 1 A c q u i s i t i o n o f 2 , 3 6 4 H o m e s i n M i n n e a p o l i s B r o u g h t O p p o r t u n i t y t o R e a l i z e S t r o n g M a r k e t R e n t G r o w t h 5.3% 0.1% 0.4% -1.0% 2.3% 3.8% 8.2% -2.8% -1.1% 0.9% 5.0% 7.9% Sept Oct Nov Dec Jan Feb Same Store New Lease Rate Growth SS MSP KMS 7.4% 7.2% 8.5% 4.7% 5.5% 4.5% 3.4% 4.2% 9.6% 6.7% 8.3% Sept Oct Nov Dec Jan Feb Same Store Renewal Rate Growth SS MSP KMS 5.8% 0.7% 3.0% 0.4% 3.2% 4.0% 1.8% 1.3% -0.2% 0.9% 5.2% 8.1% Sept Oct Nov Dec Jan Feb Same Store Blended Rental Rate Growth SS MSP KMS

MINNEAPOLIS/ST. CLOUD 2,696 HOME ACQUISITION

Portfolio Acquisition Overview

Description

- $323,800,000 purchase price ($120k/home)
- 2,696 homes, 95.9% occupied
- Strong submarket locations in Minneapolis and St. Cloud regions
- Growth opportunity through revenue optimization initiatives and future value-add implementations

Enterprise Highlights

- Accretive equity issuance
- Deepens value add pipeline
- Increases % of NOI from target market
- Attractive rents relative to new supply for-sale housing in the Twin Cities
- Accretive to enterprise cash flow growth

Community Highlights

- KMS communities well located within their submarkets with proximity to jobs, retail and amenities
- Rent level attainable to large pool of renters
- Majority of communities in portfolio are low density with attractive garden style feel and select densification opportunities
- Strong historical occupancy

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ACQUSITION PORTFOLIO PLAN

Acquisition Accretive to Earnings


At Announcement
At Closing
Assumed Loan
Paydown Line
Other
Acq Cap
Current Property Debt
Preferred Units at Par
Other
Acq Cap
Current Property Debt
Preferred Units at Par

Capital Spend

- Approximately $40.0 million of capital will be spent into repositioning the communities over the next 24-36 months

Existing property debt has been assumed and refinanced

- $198,850,000 refinanced under a Fannie Mae credit facility with a weighted average interest rate of 2.78% and maturities at 9.81 years
- $20M loan assumed with an interest rate of 4.31%
- Additional Fannie Mae proceeds used to pay down existing indebtedness
- Acquisition is leverage neutral to current capital stack

Terms on Preferred Units are:

- 3.875% of par value per annum fixed dividend payment
- $83.00 per common operating partnership unit conversion price (conversion from convertible preferred units to common operating partnership units at Seller's election); 2.38M common share equivalents if converted
- CSR can convert, at its sole election, Seller's convertible preferred units into common operating partnership units if CSR's stock price had traded at $83.00/share or greater for 15 of 30 consecutive trading days, AND
- CSR's common dividend has been paid at a level for three consecutive quarters where Seller's as-converted common operating partnership units would earn the equivalent of at least 3.875% yield on Seller's convertible preferred units ($3.22 per share annual dividend threshold)

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centerspacehomes.com 11 Property Market Homes Palisades Minneapolis 330 River Pointe Minneapolis 301 Woodland Pointe Minneapolis 288 Burgundy/Hillsboro Court Minneapolis 251 Windsor Gates Minneapolis 200 Woodhaven Minneapolis 178 New Hope Garden/New Hope Village Minneapolis 151 Wingate Minneapolis 136 Bayberry Place Minneapolis 120 Gatewood St. Cloud 120 Legacy St. Cloud 119 Venue on Knox Minneapolis 97 Plymouth Pointe Minneapolis 96 Pointe West St. Cloud 93 Grove Ridge Minneapolis 84 Southdale Parc Minneapolis 70 The Portage Minneapolis 62 Total 2,696 Venue on Knox, Minneapolis MN Venue on Knox rooftop deck River Pointe Aerial Woodland Pointe, Woodbury MN MINNEAPOLIS/ST.CLOUD ACQUSITION C o m m u n i t i e s

PORTFOLIO ACQUSITION ADDS KEY SUBMARKET EXPOSURE IN TWIN CITIES

Minneapolis Map



Maple Grove
Fridley
White Bear Lake
Vadnais Heights
Plymouth
Roseville
Minneapolis
Wayzata
St Louis Park
St Paul
Maplewood
Minnetonka
Woodbury
West St Paul
Edina
South St Paul
Eden Prairie
Inver Grove Heights
Bloomington
Eagan
Shakopee
Savage
Burnsville
Apple Valley
Rosemount
Prior Lake
Coates
Vermillion

Not pictured CSR communities located outside map boundary: Evergreen and Rum River (Isanti), and Monticello Crossings and Monticello Village (Monticello)

(1) CSR Total does not include 406 homes located outside the map boundary: Evergreen and Rum River (Isanti), and Monticello Crossings and Monticello Village (Monticello)

	Name	Address	City	Built	Units
1	Palisades	560 W Sandhurst Dr	Roseville	1970	330
2	River Pointe	7855 E River Rd	Fridley	1971	301
3	Woodland Pointe	6850 Ashwood Rd	Woodbury	1974	288
4	Windsor Gates	7821 Zane Ave N	Brooklyn Park	1970	200
5	Woodhaven	6045 Lyndale Ave S	Minneapolis	1974	178
6	Burgundy/Hillsboro Court	2911 Hillsboro Ave N	New Hope	1968	251
7	Wingate	7700 49th Ave N	New Hope	1967	136
8	Bayberry Place	3395 Yankee Doodle Ln	Eagan	1995	120
9	Venue on Knox	2893 Knox Ave S	Minneapolis	1959	97
10	Plymouth Pointe	9630 37th Pl N	Plymouth	1968	96
11	Grove Ridge	8120 E Point Douglas Rd S	Cottage Grove	1973	84
12	New Hope Garden/New Hope Village	5600 Zealand Ave N	New Hope	1969	151
13	Southdale Parc	2720 W 66th St	Richfield	1962	70
14	The Portage	3146 Calhoun Blvd W	Minneapolis	1951	62
	Acquisition Total				2,364
A	Park Place	14550 34th Ave N	Plymouth	1985	500
B	SouthFork	18001 Jubilee Way	Lakeville	1988	272
C	71 France	7161 France Ave S	Edina	2016	241
D	Connelly on Eleven	2003 121st St E	Burnsville	1970	239
E	Oxbo	202 7th St W	St. Paul	2017	191
F	Ironwood Apartments	8400 Bass Lake Rd	New Hope	2018	182
G	Arcata	901 Xenia Ave S	Golden Valley	2014	165
H	Red 20	20 6th St NE	Minneapolis	2014	130
I	Boulder Court	4182 Rahn Rd	Eagan	1970	115
J	FreightYard	50 N 4th Avenue	Minneapolis	1900	96
	CSR Total (1)				2,131

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centerspacehomes.com 13 Name Address City Built Units 1 Legacy 248 3rd St S Waite Park 1983 119 2 Pointe West 3225 Maine Prairie Rd Saint Cloud 1975 93 3 Gatewood 813 7th St S Waite Park 1987 120 Acquisition Total 332 A Park Meadows 408 Park Meadows Dr Waite Park 1982 360 B West Stonehill 690 Prosper Dr Waite Park 1989 313 C Cypress Court 906 Cypress Rd St. Cloud 2015 196 D Regency Park Estates 1615 15th Ave SE St. Cloud 1994 149 E Grand Gateway 4005 24th St S St. Cloud 2002 116 F Ponds 1211 7th Ave S Sartell 2008 58 CSR Total 1,192 1 23 A B C D E F Same-Store Minneapolis and St. Cloud NOI Growth 2018 2019 2020 3 Year CAGR 6.5% 12.5% 3.2% 8.6% Same-Store Minneapolis and St. Cloud Rent Growth 2018 2019 2020 3 Year CAGR 6.4% 8.6% 2.3% 4.1% PORTFOLIO ACQUSITION ADDS TO STRONG PERFORMING TEAM AND PORTFOLIO S t . C l o u d M a p

MARKET OVERVIEW

Minneapolis and St. Cloud B Properties Demonstrably Outperform Luxury Throughout the Cycle

Minneapolis

- Minneapolis MSA boasts a diversified economy being home to 17 Fortune 500 companies including UnitedHealth Group, Target and Best Buy
- The Twin Cities was well-positioned heading into the pandemic with a tight vacancy rate, strong demand, and solid rent growth
- The urban core has struggled with social distancing, business and office closures, and social unrest
- With roughly 10,000 units under construction, vacancy in the market is expected to continue to climb in urban class A properties
- Asking rent in 3-star (class B) properties has consistently outperformed 4- & 5-star (class A) properties since 2011 - this has been even more pronounced in the current economic environment as new deliveries have been concentrated in the urban core

St. Cloud

- St. Cloud boasts a low vacancy rate of 2.6%
- 154 units under construction is only ~1% of inventory
- Tight vacancy and low new supply is likely to lead to strong near-term rent growth
- St. Cloud's economy has benefitted from higher employment concentrations in manufacturing and education and health services
- CSR St. Cloud communities achieved 17.8% rent growth on new leases and 5.1% rent growth on renewals in Q3 2021

St. Cloud market and Minneapolis class B properties have consistently outperformed Minneapolis class A properties

Year-Over-Year Rent Growth


Minneapolis 4 & 5 Star
Minneapolis 3 Star
St. Cloud
5.0%
0.0%
-5.0%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Source: CoStar

Vacancy


Minneapolis 4 & 5 Star
Minneapolis 3 Star
St. Cloud
40.0%
20.0%
0.0%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Source: CoStar


343,552 Units
4,901 (1.4%)
CSR
Minneapolis


17,556 Units
1,524 (8.7%)
CSR
St.Cloud

Source: US Census Bureau ACS

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centerspacehomes.com 15 Strong Operating Platform RISE BY 5 M a r g i n s C o n t i n u e t o I m p r o v e Same-Store communities continue to see NOI margin growth Buying Efficient Communities Communities acquired since 2018 have a weighted average margin of 57.2% Selling Inefficient Communities Communities sold since 2018 have a weighted average margin of 49.9% Dispositions NOI Margin % CapEx per Unit NCF Margin % Average Rent Weighted Average 49.9% $1,196 37.8% $818 Average Monthly Revenue/Home Includes rent and other income $992 $1,437 $1,368 Apr-18 Same-Store Pool Current Same-Store Pool Current Non- Same-Store Pool 55% 56% 57% 58% 59% 60% 61% 62% 63% 64% 65% (1) Gross Margin is calculated as revenue less controllable expenses as a % of revenue; controllable expenses include repairs & maintenance, utilities, administrative and marketing (2) When T12 not available, T3 annualized, or underwriting (3) Proforma including 2021 acquisitions Same-Store NOI Margin 4.2% increase in NOI margin Acquisitions(3) T12(2) NOI Margin % CapEx per Unit NCF Margin % Average Rent Weighted Average 57.9% $1,071 53.9% $1,334

VALUE-ADD OPPORTUNITY

Enhancing Portfolio Through Renovation Projects

Highlights

- 12 communities are in the value-add process
- Value-add opportunities across the portfolio feature unit renovations, common areas, and adding amenities including clubhouses, fitness centers, dog park, outdoor kitchens, package locker solutions
- Enhancements improve asset position within the market and maintain competitive advantage


New Regency Lobby

Unit Renovations thru December 31

Property	Region	Homes to Renovate	Renovated	Date Complete	Avg. Cost per Unit (1)	Achieved Premium(2)	Estimated ROI(3)
Park Place	Minneapolis, MN	500	355	In process	$13,458	$252	23.30%
Connelly on Eleven	Minneapolis, MN	240	213	In process	$10,604	$140	18.40%
SouthFork	Minneapolis, MN	272	162	In process	$16,986	$271	21.60%
Whispering Ridge	Omaha, NE	336	186	In process	$7,221	$135	25.90%
Greenfield	Omaha, NE	96	24	In process	$11,567	$125	15.10%
Lakeside Village	Omaha, NE	208	55	In process	$18,345	$217	16.10%
Colony	Omaha, NE	232	34	In process	$14,896	$216	19.70%
Grandeville	Rochester, MN	275	123	In process	$15,212	$240	22.00%
Quarry Ridge	Rochester, MN	154	67	In process	$16,587	$215	17.30%
Woodridge	Rochester, MN	110	45	In process	$6,745	$81	17.00%
Regency Park Estates	St. Cloud, MN	147	66	In process	$16,139	$239	20.60%
West Stonehill	St. Cloud, MN	312	153	In process	$14,126	$239	22.10%
Total		2,882	1,483				

(1) Does not include costs related to amenity or common area upgrades
(2) Achieved premium is reflective of the completed and leased homes and does not include market rent changes
(3) ROI is defined by (premium X 12 months) plus turnover savings divided by (renovation vacancy loss plus total unit cost)

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centerspacehomes.com 17 $22,429 $42,596 $108,112 $53,487 $52,149 $110,000 $95,000 $85,000 $169,900 $25,000 $78,850 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Debt Summary Amount % of Total Wtd Avg Int Rate Wtd Avg Maturity Total Secured Debt 481,523,436 56% 3.38% 6.84 Total Unsecured Debt 376,000,000 44% 3.08% 8.63 Private Placement 300,000,000 35% 3.12% 8.63 Line of Credit 76,000,000 9% 2.95% 3.75 Total Debt 857,523,436 100% 3.25% 7.19 Fixed Rate 857,523,436 100% 3.25% 7.19 Variable Rate 0 0% 0.00% 0.00 *Share price $110.90 as of 12/31/2021 BALANCE SHEET D e c e m b e r 3 1 , 2 0 2 1 $2.9B Total Capitalization $858M Total Debt $1.9B Common Equity $300M Preferred Equity % of Total Maturing 2.6% 5.0% 0.0% 12.6% 6.2% 6.1% 12.8% 11.1% 9.9% 19.8% 2.9% 9.2% 1.7% Weighted Average Interest Rate 3.9% 4.0% 0.0% 3.2% 3.7% 3.5% 3.1% 3.9% 2.6% 3.1% 2.7% 2.9% 2.8% $15,000 Common Equity 63% Secured Debt 15% Unsecured Debt 12% Series C Preferred 3% Series D Preferred 1%Series E Preferred 6%

CAPITAL RECYCLING
Improving Portfolio Metrics

We focus our energy and capital on improving 3 long-term metrics


Portfolio Quality
NAV per Share
Distributable Cash Growth

Our capital recycling program has enhanced the quality of our business by improving:

- The efficiency and growth potential of our communities
- Core FFO per share
- Our leverage metrics and overall balance sheet flexibility
- NAV per share

Multifamily portfolio quality has improved since 2017

	2017	Today (1)
Communities	100	83
Homes	13,212	14,840
Homes per Community	132	179
Buildings	709	519
Avg Monthly Rent	$980	$1,306
NOI Margin %	57.2%	59.3%
% of NOI in Top-50 MSA	13%	55%

(1) Proforma including 2022 acquisitions

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RECENT ACQUISITIONS

Focus on Expanding our Portfolio in Target Markets of Minneapolis and Denver


LUNDS&BYERLYS


CIVIC



NOKO APARTMENTS

MINNEAPOLIS, MN / $46.4 MILLION

- A 130-home community built in 2021
- Conveniently located adjacent to Lake Nokomis and features walkability and connectivity to retailers
- Amenities include fitness center, resort-style pool and community rooms
- Studio, one, two-bedroom homes feature quartz countertops, tile backsplash, stainless steel appliances, full size washer and dryers, and ample closet space

CIVIC LOFTS

DENVER, CO / $63.0 MILLION

- A 176-home community built in 2019
- Conveniently located in the Golden Triangle neighborhood of Denver with close proximity to employment centers and amenities
- Amenities include fitness center, sky lounge and business center
- Studio, one and two-bedroom homes feature granite countertops, stainless steel appliances, high ceilings, custom cabinetry

MARTIN BLU APARTMENTS

MINNEAPOLIS, MN / $48.0 MILLION

- A 191-home community built in 2015
- Conveniently located in Eden Prairie close to multiple employment centers and amenities
- Amenities include fitness center, community room, pet washing station and sundeck
- Studio, one and two-bedroom homes feature granite countertops, stainless steel appliances, built in desk and ample closet space

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MIDWEST HAS STRONG FUNDAMENTALS

Centerspace Lowest Unemployment Rate Among Peers and 21% Below the US Average

December 2021 Weighted Average Unemployment Rate

state unemployment rate weighted by unit count



3.1%
3.6%
3.9%
4.0%
4.0%
4.2%
4.4%
4.5%
4.5%
4.6%
4.6%
4.8%
5.0%
5.0%
5.5%
5.6%
6.1%
CSR
IRT
US Average
AMH
MAA
BRG
NXRT
INVH
CPT
ELS
UMH
SUI
AIV
UDR
AVB
EQR
ESS

Source: SNL, BLS, Company Data

- Centerspace portfolio has lower unemployment among peers and the national average
- Low unemployment in our portfolio relative to all housing sectors- apartment, manufactured housing, and single-family rentals, is leading to strong collections rates

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MIDWEST HAS STRONG FUNDAMENTALS

Centerspace Maintains Lowest Under Construction Portfolio Among Peers


Weighted Average Portfolio Under Construction %
Weighted by Unit Count in Metro
2.4%
3.6%
3.8%
4.4%
4.4%
4.6%
4.7%
4.8%
5.2%
5.3%
CSR
ESS
IRT
EQR
AVB
CPT
MAA
UDR
BRG
NXRT

Source: SNL, CoStar

- Centerspace's markets have the lowest percentage of construction among multifamily peers
- Low supply in CSR portfolio allows for opportunity to drive rent and maintain occupancy

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OPERATIONS REVIEW

Secondary Markets See Low Supply

Region	% of NOI(1)	Population	Market Units(2)	Median HH Income	Unemployment Rate(3)	3-Month Avg Job Growth(3)	Median Home Value	T12 Deliveries(4)	Market Vacancy(5)	Market Rent Growth(5)	Under Construction(4)
Minneapolis	41.9%	3,640,043	343,552	$90,317	2.5%	7.7%	$332,250	10,520	6.0%	3.8%	14,204
Denver	16.8%	2,967,239	334,181	$85,641	4.2%	8.0%	$563,161	10,103	6.5%	13.2%	19,682
Rochester	7.7%	221,921	13,748	$75,926	2.3%	7.6%	$273,275	100	4.2%	5.2%	237
St. Cloud	7.4%	201,964	17,556	$66,076	3.1%	6.7%	$249,720	175	2.5%	5.4%	207
Grand Forks	4.8%	100,815	13,934	$57,301	2.6%	6.6%	$218,234	23	6.0%	1.8%	0
Bismarck	5.0%	128,949	12,356	$70,979	2.7%	7.3%	$299,963	74	6.3%	4.0%	143
Billings	4.4%	181,667	8,715	$60,962	1.7%	5.7%	$299,055	0	2.4%	7.3%	102
Minot	3.4%	75,713	8,797	$71,343	3.5%	-8.0%	$201,393	0	2.7% (6)	1.9% (6)	0
Lincoln	6.1%	336,374	35,115	$61,539	1.1%	6.6%	$243,501	425	3.3%	7.8%	435
Omaha	6.1%	949,442	81,150	$70,373	1.6%	6.0%	$236,619	1,121	4.9%	7.0%	1,654
Rapid City	2.5%	142,107	8,962	$58,361	2.4%	8.7%	$270,281	460	2.4%	10.3%	0

Sources: US Census Bureau, Bureau of Labor Statistics, Zillow, CoStar
(1) As of September 30, 2021,
(2) Total units in housing structures with 5+ units per US Census Bureau
(3) December 2021
(4) As of 12/31/2021
(5) Q4 2021 average from CoStar
(6) Bismarck rent growth and vacancy used as a proxy for Minot

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BEST-IN-CLASS GOVERNANCE

High Caliber Leadership Focused on High Quality Governance

Executive Management Team

Mark O. Decker, Jr.
PRESIDENT AND CEO



Bhairav Patel
EVP AND CFO



Anne Olson
EVP AND COO



CSR rated ISS's top score of 1 - indicating highest quality corporate governance practices and lowest governance risk

Jeffrey P. Caira *Since 2015*	Michael T. Dance *Since 2016*	Mark O. Decker Jr. *Since 2017*	Emily Nagle Green *Since 2018*	Linda J. Hall *Since 2011*	Mary J. Twinem *Since 2018*	John A. Schissel *Since 2016*	Rodney Tyson-Jones *Since 2022*

BOARD OF TRUSTEES


62.5%
37.5%
Female
Male

TRUSTEE TENURE


50%
13%
38%
More than 5 years
3-5 years
Less than 3 years

AGE OF TRUSTEES


Over 65
61-65
55-60
50-55
Under 50

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ESG HIGHLIGHTS

Strong Focus on Environmental, Social and Corporate Governance

Energy Efficiency

- Completed installation of 4,372 LED light bulbs
- Only ENERGY STAR rated appliances used for replacement

Water Conservation

- Provide shared cost water services encouraging lower consumption
- Installed new common area laundry equipment at 10 communities; compliant with the US-DOE for energy + water

Air Quality

- Utilize low VOC paint and Cradle to Cradle flooring
- Utilize pollinator-friendly plants

3.9
0.7 increase in reputation score during COVID-19 pandemic

648
paid team member volunteer hours

Serving the broader communities in which we operate and supporting our team members' community involvement is important to us. CSR donated $60,950 total contributions to more than 25 organizations in 2021. Here are some organizations that have received sponsorships and financial donations through CSR's Corporate Giving Initiative:

- Habitat for Humanity
- Homes for Our Troops
- YMCA
- United Way Local Chapter
- Feed My Starving Children
- Ronald McDonald House Charities
- Cristo Rey High School

centerspacehomes.com

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centerspacehomes.com 25 INVESTMENT HIGHLIGHTS Best-In-Class Governance

centerspacehomes.com 26 APPENDIX

centerspacehomes.com 27 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations We use the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: depreciation and amortization related to real estate; gains and losses from the sale of certain real estate assets; and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Due to the limitations of the Nareit FFO definition, we have made certain interpretations in applying this definition. We believe that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit's FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT's main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. We believe that FFO, which is a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding our operating performance, primarily because its calculation excludes depreciation and amortization expense on real estate assets, thereby providing an additional perspective on our operating results. We believe that GAAP historical cost depreciation of real estate assets is not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. The exclusion in Nareit’s definition of FFO of impairment write-downs and gains and losses from the sale of real estate assets helps to identify the operating results of the long-term assets that form the base of our investments, and assists management and investors in comparing those operating results between periods. While FFO is widely used by us as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of sufficient cash flow to fund all of our needs or our ability to service indebtedness or make distributions. Core Funds from Operations ("Core FFO") is FFO as adjusted for non-routine items or items not considered core to our business operations. By further adjusting for items that are not considered part of our core business operations, we believe that Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

centerspacehomes.com 28 RECONCILIATION TO NON-GAAP MEASURES

centerspacehomes.com 29 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain on litigation settlement, and gain/ loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or nonoperating gains and losses. Adjusted EBITDA is a non-GAAP measure and should not be considered a substitute for operating results determined in accordance with GAAP.